Exhibit 10.1

ROSS MILLER                                                      Document Number
Secretary of State                                                20080551837-69
206 North Carson Street                                     Filing Date and Time
Carson City, Nevada 89701-4299                               08/19/2008 11:00 AM
(775) 684 5708                                                     Entity Number
Website: secretaryofstate.biz                                      E0483492006-0

                                                         Filed in the office of

                                                             /s/ Ross Miller
                                                             ROSS MILLER
                                                             Secretary of State
                                                             State of Nevada

CERTIFICATE OF CHANGE PURSUANT
          TO NRS 78.209

                                              ABOVE SPACE IS FOR OFFICE USE ONLY


               CERTIFICATE OF CHANGE FILED PURSUANT TO NRS 78.209
                         FOR NEVADA PROFIT CORPORATIONS

1.   Name of corporation:

     YOUR DIGITAL MEMORIES INC.

2. The board of directors have adopted a resolution pursuant to NRS 78.209 and have obtained any required approval of the stockholders.

3. The current number of authorized shares at the par value, if any, of each class or series, if any, of shares before the change:

     150,000,000 shares of common stock with $0.0001 par value

4. The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change:

     3,600,000,000 shares of common stock with $0.0001 par value

5. The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series:

     The corporation shall issue 25 shares of common stock for every one (1) share of common stock issued and outstanding immediately prior to the effective date of the forward stock split.

6. The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby:

     No fractional shares shall be issued.

7.   Effective date of filing (optional):              September 4, 2008
                 (must not be later than 90 days after the certificate is filed)

8.   Officer Signature X  /s/ A. Bard                                 President
                        Signature of Officer                   Title

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.